                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 1, 2004
                                                         ---------------

                             THE QUIGLEY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Nevada                      0-21617                  23-2577138
            ------                      -------                  ----------
(State or Other Jurisdiction         (Commission             (IRS Employer
        of Incorporation)            File Number)            Identification No.)

   Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, PA 18901
   ---------------------------------------------------------------------------
               (Address of Principal Executive Offices)              (Zip Code)

        Registrant's telephone number, including area code (215) 345-0919
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     In  connection  with the closing on October 1, 2004 (the  "Closing") of the previously  announced  purchase by The Quigley  Corporation  (the  "Company") of substantially all of the assets of JOEL, Inc. ("JOEL"), the Company entered into an addendum (the  "Addendum") with JOEL to the asset purchase and sale agreement by and between JOEL and the Company dated August 18, 2004 (the "Agreement"). The
Addendum  primarily sets forth the procedure for  determining  the allocation of the purchase price among certain assets in the event JOEL elects to question the allocation established by the Company's independent appraisals.

     In connection with the Closing, the Company also executed a Term Note dated
October 1, 2004 in the  amount of $3.0  million  payable  to PNC Bank,  National
Association (the "Note"). As collateral,  the Note is secured by (i) an Open-End
Mortgage and Security  Agreement dated October 1, 2004 on real property  located in Lebanon,  Pennsylvania (the "Lebanon Mortgage") and (ii) an Open-End Mortgage
and  Security  Agreement  dated  October  1, 2004 on real  property  located  in
Elizabethtown, Pennsylvania (the "Elizabethtown Mortgage").

     In  addition,  concurrently  with the Closing,  the Company  entered into a
Registration  Rights  Agreement with the  stockholders  of JOEL dated October 1,
2004 (the  "Registration  Rights  Agreement")  to register the resale of 113,097 shares of the Company's common stock that were issued to such  stockholders (the
"Shares").  The  Registration  Rights  Agreement  requires the Company to file a registration  statement with the Securities and Exchange  Commission (the "SEC")
for the resale of the Shares by such stockholders  within twenty days of October
1, 2004 and to have such registration  statement  declared  effective within 120 days of October 1, 2004.

     On October 1, 2004 and in connection with the Closing, the Company's wholly owned subsidiary,  Quigley  Manufacturing  Inc.,  entered into (i) an employment agreement  with David B.  Deck,  the former  [president]  of JOEL,  at an annual salary of $125,000 and (ii) an employment  agreement with David Hess, the former
[chief   operating   officer]  of  JOEL,   at  an  annual   salary  of  $104,000
(collectively,  the "Employment Agreements") for the period from October 1, 2004 through December 31, 2006. The payment and performance of Quigley  Manufacturing
Inc.  under  the  Employment   Agreements  is  unconditionally  and  irrevocably
guaranteed by the Company.

     The foregoing  summary of the terms of the Addendum,  the Note, the Lebanon
Mortgage,  the  Elizabethtown  Mortgage,  the  Registration  Statement  and  the
Employment  Agreements  does not purport to be complete  and is qualified in its entirety by reference to the full text of such  agreements,  copies of which are attached  hereto as Exhibits 10.1,  10.2,  10.3,  10.4,  10.5, 10.6 and 10.7 and
incorporated herein by reference.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On October 5, 2004,  the Company  issued a press release  announcing it had closed the previously  announced  purchase of substantially all of the assets of
JOEL for  approximately  $5.1 million,  which  includes $4.1 million in cash and
$1.0 million of the Company's  common stock, on October 1, 2004. The transaction was completed  pursuant to an asset  purchase and sale  agreement by and between
JOEL  and the  Company  dated  August  18,  2004  (the  "Agreement")  which  was previously  filed as Exhibit 10.1 to the  Company's  Current  Report on Form 8-K
dated August 18, 2004 and filed with the Securities  and Exchange  Commission on
August 20, 2004.

     The Company funded the $4.1 million cash portion of the purchase price with proceeds from the Note and through its current working  capital.  To satisfy the common stock component of the purchase price,  the Company issued 113,097 shares of its common stock to the stockholders of JOEL. Pursuant to the Agreement,  the number of shares to be issued was determined by the average closing price of the
Company's common stock for the period September 23, 2003 to September 23, 2004.

     Pursuant to the Agreement,  the Company acquired  substantially  all of the assets of JOEL, including inventory and land, buildings, machinery and equipment
of  two  manufacturing   facilities   located  in  Lebanon  and   Elizabethtown,
Pennsylvania.

     JOEL is a FDA approved  contract  manufacturer  of lozenges and other candy food  products  that  has  been  the  exclusive  manufacturer  of the  Company's
Cold-Eeze(R) Lozenge since its launch in 1995. The terms of the transaction were determined  by  arms-length  negotiations  between  the  Company,  JOEL  and the stockholders of JOEL.

     A copy  of the  Company's  press  release  announcing  the  closing  of the acquisition  of  substantially  all of the assets of JOEL is attached  hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION  UNDER  AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     On October 1, 2004, the Company incurred a direct  financial  obligation in the amount of $3.0 million payable to PNC Bank,  National  Association  that was used to  finance  the  majority  of the cash  portion of the  purchase  price of substantially  all of the assets of JOEL. As collateral,  the Note is secured by mortgages  on  real  property  located  in  each of  Lebanon,  Pennsylvania  and
Elizabethtown,  Pennsylvania.  Depending on the  Company's  election of interest rate  options  for each one,  two,  three or six month  period,  the loan  bears interest  at either the Prime Rate or LIBOR plus 200 basis  points.  The loan is payable in eighty four equal monthly  principal  payments of $35,714  commencing
November  1, 2004.  Accrued  interest  is payable  monthly  under the Prime Rate option or at the end of the one, two,  three or six month period  elected by the
Company for the LIBOR plus 200 basis points option.

     The foregoing  summary of the terms of the Note,  the Lebanon  Mortgage and the  Elizabethtown  Mortgage does not purport to be complete and is qualified in its entirety by reference to the full text of such  agreements,  copies of which are attached hereto as Exhibits 10.2, 10.3 and 10.4 and  incorporated  herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          It is  currently  impractical  to  provide  the  financial  statements required  by Rule  3.05 of  Regulation  S-X.  The  required  financial statements will be filed as soon as they are available,  but not later than 71 calendar  days after the date on which this Current  Report on
          Form 8-K must be filed.

     (b)  Pro Forma Financial Information.

          It is  currently  impractical  to  provide  the  pro  forma  financial information  required by Article 11 of  Regulation  S-X. The pro forma financial  information  will be filed as soon as it is available,  but not later than 71 calendar  days after the date on which this  Current
          Report on Form 8-K must be filed.

     (b)  Exhibits.

          EXHIBIT NO.             DESCRIPTION

          10.1                    Addendum  dated October 1, 2004 by and between
                                  the Company and JOEL to the asset purchase and
                                  sale agreement dated August 18, 2004.

          10.2                    Term Note dated  October 1, 2004 in the amount
                                  of $3.0  million  executed  by the  Company in
                                  favor of PNC Bank, National Association.

          10.3                    Open-End Mortgage and Security Agreement dated
                                  October  1, 2004 on real  property  located in
                                  Lebanon,   Pennsylvania  executed  by  Quigley
                                  Manufacturing  Inc.  in  favor  of  PNC  Bank,
                                  National Association.

          10.4                    Open-End Mortgage and Security Agreement dated
                                  October  1, 2004 on real  property  located in
                                  Elizabethtown,    Pennsylvania   executed   by
                                  Quigley  Manufacturing  Inc.  in  favor of PNC
                                  Bank, National Association.

          10.5                    Registration Rights Agreement dated October 1,
                                  2004  by  and  among  the   Company   and  the
                                  shareholders signatory thereto.

          10.6                    Employment  Agreement  dated  October  1, 2004
                                  between Quigley  Manufacturing  Inc. and David
                                  B. Deck.

          10.7                    Employment  Agreement  dated  October  1, 2004
                                  between Quigley  Manufacturing  Inc. and David
                                  Hess.

          99.1                    Press Release dated October 5, 2004.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       THE QUIGLEY CORPORATION
                                             (Registrant)

Date:       October 7, 2004
                                       By: /s/ George J. Longo
                                          --------------------------------------
                                          Name:  George J. Longo
                                          Title: Vice President and Chief
                                                 Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

10.1              Addendum  dated October 1, 2004 by and between the Company and
                  JOEL to the asset purchase and sale agreement dated August 18,
                  2004.

10.2              Term Note dated  October 1, 2004 in the amount of $3.0 million executed  by  the  Company  in  favor  of PNC  Bank,  National
                  Association.

10.3              Open-End Mortgage and Security Agreement dated October 1, 2004 on real property located in Lebanon,  Pennsylvania executed by
                  Quigley  Manufacturing  Inc.  in favor of PNC  Bank,  National
                  Association.

10.4              Open-End Mortgage and Security Agreement dated October 1, 2004
                  on  real  property  located  in  Elizabethtown,   Pennsylvania
                  executed by Quigley  Manufacturing  Inc. in favor of PNC Bank,
                  National Association.

10.5              Registration  Rights  Agreement  dated  October 1, 2004 by and among the Company and the shareholders signatory thereto.

10.6              Employment  Agreement  dated  October 1, 2004 between  Quigley
                  Manufacturing Inc. and David B. Deck.

10.7              Employment  Agreement  dated  October 1, 2004 between  Quigley
                  Manufacturing Inc. and David Hess.

99.1              Press Release dated October 5, 2004.